Adams Harkness Small Cap Growth Fund

Supplement dated December 15, 2008 to

Prospectus dated May 1, 2008 as supplemented June 2, 2008

The Board has approved the elimination of the expense limitation agreement between the Adviser and the Fund, effective January 1, 2009. As a result, the following information replaces that on page 7 of the Fund’s Prospectus:

Fee Table

The following table describes the various fees and expenses that you may pay if you invest in the Fund. Shareholder fees are charges you pay when buying, selling or exchanging shares of the Fund. Operating expenses, which include fees of the Adviser, are paid out of the Fund’s assets and are factored into the Fund’s share price rather than charged directly to shareholder accounts.

Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of the sales price)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as a percentage of the offering price)	None
Redemption Fee (as a percentage of amount redeemed)(1)	1.00%
Exchange Fee (1)	1.00%
Maximum Account Fee	None
Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)
Management Fees	1.00%
Distribution and Services (12b-1) Fees	None
Other Expenses(2)	1.40%
Total Annual Fund Operating Expenses	2.40%

(1)	Shares redeemed or exchanged within 30 days of purchase will be charged a 1.00% fee.

(2)

The expense information in the table has been restated to reflect Total Annual Fund Operating Expenses expected to be incurred for the fiscal year ending December 31, 2008. The Total Annual Operating Expenses may not correlate to the ratio of expenses to average net assets provided in the Financial Highlights table, which reflects the Operating Expenses of the Fund and does not included Acquired Fund Fees and Expenses (“AFFE”). AFFE are fees incurred directly by the Fund as a result of investments in certain pooled investment vehicles, such as mutual funds.

Example

This example is intended to help you compare the cost of investing in the Fund for the time periods indicated to the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% annual return and that the Fund’s Total Annual Fund Operating Expenses remain as stated in the previous table. Although your costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$243	$748	$1,280	$2,736

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE